Principal Variable Contracts Funds, Inc.
Supplement dated March 13, 2020
to the Statement of Additional Information dated May 1, 2019
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Management Information section, in the Independent Directors’ table, delete the rows for Craig Damos and Mark Grimmett, and replace with the following:

Name, Address, and Year of Birth	Position(s) Held with Fund and Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Director (since 2020) Director (since 2008) Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	President, C.P. Damos Consulting LLC	130	None

Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Director (since 2004) Member 15(c) Committee Member Audit Committee Member Executive Committee	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	130	None